GE CAPITAL MORTGAGE SERVICES, INC.                                 Exhibit#99.16
Home Equity Loan Pass-Through Certificates,
Series 1995-HE1
EXHIBIT J
FORM OF DISTRIBUTION DATE STATEMENT

MAY, 1996


     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:


     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:



         (1) Amount of distribution
               allocable to principal:

                   Class A1          36157TPA3       54.47778847
                                     ---------       -----------
                   Class A2          36157TPB1        0.00000000
                                     ---------       -----------
                   Class A3          36157TPC9        0.00000000
                                     ---------       -----------
                   Class A4          36157TPD7        0.00000000
                                     ---------       -----------
                   Class A5          36157TPE5        0.00000000
                                     ---------       -----------
                   Class A6          36157TPF2       13.65609147
                                     ---------       -----------
                   Class R           36157TPG0        0.00000000
                                     ---------       -----------
                   Class RL          36157TPH8        0.00000000
                                     ---------       -----------


         (2) Amount of distribution
               allocable to interest
               Pay-out Rate:

                   Class A1          36157TPA3        4.39812662           7.00%
                                     ---------        ----------        -------
                   Class A2          36157TPB1        5.75000000           6.90%

                                     ---------        ----------        -------
                   Class A3          36157TPC9        5.83333333           7.00%
                                     ---------        ----------        -------
                   Class A4          36157TPD7        6.08333333           7.30%
                                     ---------        ----------        -------
                   Class A5          36157TPE5        6.28333333           7.54%
                                     ---------        ----------        -------
                   Class A6          36157TPF2        5.54484002           7.50%
                                     ---------        ----------        -------
                   Class R           36157TPG0        0.00000000           0.00%
                                     ---------        ----------        -------
                   Class RL          36157TPH8        0.00000000           0.00%
                                     ---------        ----------        -------

                                                      Pool One        Pool Two
                                                   --------------  -------------

          (3) Servicing Compensation:                   50,815.47      16,385.51
                                                   --------------  -------------


          The amounts below are for the aggregate of all Certificates:



          (4) Pool Principal Balance;              112,944,007.73  43,555,468.12
                                                   --------------  -------------
                number of Mortgage
                Loans:                                      1,789            173
                                                   --------------  -------------

          (5) Principal Prepayments included for
                Defaulted Mortgage Loans, Defective
                Mortgage Loans, or Liquidating Loans         0.00           0.00
                                                   -----------------------------

          (6) Class Certificate Principal
                Balance of each Class;
                Certificate Principal Balance
                of Single Certificate of each
                class:

                                                                      Single
                                                                   Certificate
              Class                            Class Balance         Balance
                   -------------------------------------------------------------
                   Class A1      36157TPA3     26,388,138.60        699.48677535
                                 -----------------------------------------------
                   Class A2      36157TPB1     35,150,000.00       1000.00000000
                                 -----------------------------------------------
                   Class A3      36157TPC9     17,750,000.00       1000.00000000
                                 -----------------------------------------------
                   Class A4      36157TPD7     14,825,000.00       1000.00000000

                                 -----------------------------------------------
                   Class A5      36157TPE5     16,773,694.00       1000.00000000
                                 -----------------------------------------------
                   Class A6      36157TPF2     42,885,027.72        873.51831133
                                 -----------------------------------------------
                   Class R       36157TPG0          1,000.00       1000.00000000
                                 -----------------------------------------------
                   Class RL      36157TPH8          1,000.00       1000.00000000
                                 -----------------------------------------------

          (7) Book value of real
                estate acquired on
                behalf of Certificate-
                holders; number of
                related Mortgage Loans:
                                                             0.00           0.00
                                                   --------------  -------------
                                                             0.00           0.00
                                                   --------------  -------------

          (8) Aggregate Scheduled Principal
                Balance and number of
                delinquent Mortgage Loans:

                   One Payment Delinquent              917,301.02           0.00
                                                   --------------  -------------
                                                               16              0
                                                   --------------  -------------
                   Two Payments Delinquent                   0.00     470,783.38
                                                   --------------  -------------
                                                                0              2
                                                   --------------  -------------
                   Three or more Payments Delinquent   107,234.02           0.00
                                                   --------------  -------------
                                                                2              0
                                                   --------------  -------------
                   In foreclosure                       72,285.08     470,783.38
                                                   --------------  -------------
                                                                1              2
                                                   --------------  -------------


          (9) Aggregate Scheduled
                Principal Balance and
                number of replaced
                Mortgage Loans:
                                                              0.00          0.00
                                                    --------------  ------------

          (10) Special Repurchase Amount:
                                                              0.00
                                                    --------------


          (11) Repurchase Premium:
                                                                      0.00
                                                                 ---------
                   Class A1          36157TPA3                        0.00
                                     -----------------           ---------
                   Class A2          36157TPB1                        0.00
                                     -----------------           ---------
                   Class A3          36157TPC9                        0.00
                                     -----------------           ---------
                   Class A4          36157TPD7                        0.00
                                     -----------------           ---------
                   Class A5          36157TPE5                        0.00
                                     -----------------           ---------

          (12) Unpaid Net Simple Interest
                Shortfall:

                   Class A1          36157TPA3                        0.00
                                     -----------------           ---------
                   Class A2          36157TPB1                        0.00
                                     -----------------           ---------
                   Class A3          36157TPC9                        0.00
                                     -----------------           ---------
                   Class A4          36157TPD7                        0.00
                                     -----------------           ---------
                   Class A5          36157TPE5                        0.00
                                     -----------------           ---------


          (13) Class Certificate Interest
                Rate:
                   Class 1S                 197,860.18               2.102%
                                     -----------------           ---------
                   Class 2S                  47,400.16               1.306%
                                     -----------------           ---------

          (14) Maximum Amount:           14,990,525.00
                                     -----------------

          (15) Amount Available:         14,189,684.18
                                     -----------------


     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



                                     GE CAPITAL MORTGAGE SERVICES, INC.



                                     By: /s/ Pamela L. Monahan
                                     ------------------------------------
                                     Name: Pamela L. Monahan
                                     Title:  Vice President